                                                                                                                                    Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

          We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-54347) of Thermo Fisher Scientific Inc. of our report dated June 12, 2007 relating to the financial statements of Thermo Fisher Scientific Inc. Choice Plan, which appears in this Form 11-K.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 14, 2007